FORM 8-K



                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                              CURRENT REPORT



                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                             FEBRUARY 8, 1994
                             ----------------
                              Date of Report
                     (Date of Earliest Event Reported)



                        CENTURY PROPERTIES FUND XIX
                        --------------------------
                       (Exact name of registrant as
                         specified in its charter)


              0-11935           CALIFORNIA          94-2887133
             --------           ----------          ----------
           (Registration      (State or Other      (IRS Employer
               File           Jurisdiction of     Identification
              Number)         Incorporation)          Number)


              950 TOWER LANE, FOSTER CITY, CALIFORNIA  94404
               ---------------------------------------------
           (Address of principal executive offices)  (Zip Code)



            Registrant's telephone number, including area code:

                              (415) 378-7000

                (800) 366-6707 ... WATS LINE FOR ALL STATES
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, manage and ultimately sell income-producing real properties. In the course of its business, Plantation Forest Apartments, the property providing security on a mortgage note payable by the Registrant, located in Atlanta, Georgia, was sold on February 8, 1994.

TERMS OF ORIGINAL ACQUISITION

        On June 19, 1984, the Registrant acquired Plantation Forest Apartments for $3,429,000, of which $1,440,000 represented cash down payment and $229,000 represented acquisition fees and miscellaneous costs paid as part of the acquisition of the property. A mortgage loan of $1,760,000 encumbered the property.

TERMS OF DISPOSITION AND FINANCING

        Plantation Forest Apartments was sold for $2,450,000.   After
payment of the existing loan of $1,965,000 and expenses of sale of $3,000, the proceeds to the Registrant were approximately $482,000.

CARRYING AMOUNT AT DATE OF SALE

        At the date of sale the carrying amount of land and improvements, unamortized deferred refinance costs, for financial statement purposes was $2,596,000. For tax reporting purposes the carrying value of land and improvements at the date of sale was $1,692,000.

GAIN OR LOSS ON SALE

        The estimated loss on the sale of Plantation Forest Apartments under the accrual method of accounting is $149,000, which will be recognized in 1994. Under the tax method of accounting, the gain on sale is $427,000 and ordinary income from depreciation recapture is $328,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial statements.

        Not applicable.

(b)     Pro Forma Financial Information.

        Subsequent to the sale and upon receipt, the Registrant will amend this Report to include pro forma financial statements.

(c)     Exhibits.

        The Registrant will amend its Form 8-K to include the disposition documents for Plantation Forest Apartments.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               REGISTRANT

                               CENTURY PROPERTIES FUND XIX

                               By:FOX PARTNERS II
                                  Its General Partner

                               By:FOX CAPITAL MANAGEMENT CORPORATION
                                  A General Partner


                                By:  NPI Equity Investments II, Inc.
                                     ("NPI"),
                                     its managing partner

                                  By:/s/ Arthur N. Queler
                                     --------------------
                                     Arthur N. Queler
                                     Executive Vice President (Principal
                                     Financial and Accounting Officer)
                                     and Director
                                     NPI


                                  Date:   February 17, 1994
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